                                                                       EXECUTION


                                    AGREEMENT

     This agreement (this "Agreement") is made and entered into as of October 15, 2001, by and among Loral Cyberstar, Inc. (formerly Orion Network Systems, Inc.) (the "Company"), Loral Space & Communications Ltd. ("Loral Ltd."), Loral SpaceCom Corporation ("LSC", and the Company, Loral Ltd. and LSC being referred to as the "Loral Entities"), and certain holders of the Company's 11 1/4% Senior Notes due 2007 (the "Senior Notes") and the Company's 12 1/2% Senior Discount Notes due 2007 (the "Senior Discount Notes", and together with the Senior Notes, the "Existing Notes") which holders are signatories hereto from time to time (each individually a "Consenting Holder", and collectively the "Consenting Holders").

                                    RECITALS

     WHEREAS, LSC is a wholly owned indirect subsidiary of Loral Ltd. and is the holder of a demand note issued by the Company in the approximate aggregate principal amount outstanding as of the date hereof of $79,700,000 (the "LSC Note");

     WHEREAS, the Company is a wholly owned indirect subsidiary of Loral Ltd.;

     WHEREAS, the Company, Loral Ltd., LSC and the Consenting Holders (each a "Party" and collectively the "Parties") have engaged in good faith negotiations with the objective of reaching an agreement with regard to restructuring the Senior Notes, the Senior Discount Notes and the LSC Note;

     WHEREAS, the Parties now desire to implement a financial restructuring (the "Financial Restructuring") and in order to implement the Financial Restructuring, the Company intends, subject to the terms and conditions of this Agreement, to make an exchange offer (the "Exchange Offer") to exchange each Existing Note for (1) new notes due 2006 to be issued by the Company in the aggregate principal amount equal to $675,000,000 (subject to adjustment) (the "New Notes"), which New Notes shall be guaranteed by Loral Ltd., and (2) a pro-rata share of five year warrants to purchase up to 6,657,096 common shares of Loral Ltd. (representing as of June 30, 2001, 2% of Loral Ltd.'s outstanding common stock) with an exercise price equal to 110% of the average of the daily volume-weighted average trading prices of the common stock on the New York Stock Exchange as reported by Bloomberg, L.P. for the ten consecutive trading days preceding the second trading day prior to the closing of the Exchange Offer, subject to normal and customary anti-dilution provisions, all as more fully described in Schedule I attached hereto;

     WHEREAS, LSC desires as part of the Financial Restructuring to exchange the LSC Note on the terms set forth on Schedule III hereto;

     WHEREAS, the Parties desire that, upon consummation of the Exchange Offer, each of the Indentures with respect to the Senior Notes and Senior Discount Notes, each dated January 31, 1997 (together, the "Indentures") shall be amended to (a) effect the Exchange Offer, (b) make any changes to the Indentures, or waive compliance with any provisions thereof that are deemed necessary or desirable by the Company to be made or waived in order for the Company to be able to effect the foregoing and (c) remove the operating restrictions contained in the Indenture, all as more fully specified on Schedule II hereto (the "Proposed Amendments");

     WHEREAS, the Company desires to commence a consent solicitation of the holders of the Existing Notes for the approval of the Proposed Amendments (the "Consent Solicitation"); and

     WHEREAS, as a condition to its willingness to make the Exchange Offer, the Company has required the Consenting Holders to agree, and the Consenting Holders have agreed, among other things, (i) to consent to the Consent Solicitation, and
(ii) to tender pursuant to the Exchange Offer all of its Existing Notes, in each case, on the terms and subject to the conditions provided for in this Agreement and the Solicitation Material (as defined below);

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     1. Certain Covenants of the Company. The Company hereby covenants and agrees to use its best efforts, and to take all reasonable steps necessary or desirable, to:

     (a) as promptly as practicable, prepare and file with the Securities and Exchange Commission a registration statement on Form S-4 relating to the Exchange Offer and the Consent Solicitation (the "Solicitation Materials"), in form and substance reasonably acceptable to the Consenting Holders, and thereupon commence the Exchange Offer and Consent Solicitation (it being understood and agreed that the Consenting Holders or their representatives will have the opportunity to review and comment on a draft of such Solicitation Materials);

     (b) publicly disclose the terms of the transactions set forth herein within two (2) business days after the effectiveness of this agreement in accordance with Paragraph 11;

     (c) as promptly as practicable after the commencement of the Exchange Offer and Consent Solicitation, and subject to the satisfaction or waiver of the conditions to consummation set forth in Paragraph 5, consummate the Exchange Offer and Consent Solicitation, and all related transactions; and

     (d) as promptly as practicable after the date hereof (but not as a condition to consummation of the Exchange Offer and Consent Solicitation), obtain a rating of the New Notes by Standard &

          Poor's Ratings Group, a division of McGraw Hill, Inc. or Moody's Investors Service, Inc.

     2. Certain Covenants of Loral Ltd. Loral Ltd. hereby covenants and agrees that it shall, upon satisfaction of the conditions to consummation set forth in Paragraph 5, enter into a guaranty agreement with respect to the New Notes on terms set forth in Schedule I.

     3. Certain Covenants of LSC. LSC hereby covenants and agrees that it shall, upon satisfaction of the conditions to consummation set forth in Paragraph 6, exchange the LSC Note on terms set forth in Schedule III.

     4. Certain Covenants of the Consenting Holders. Each of the Consenting Holders hereby covenants and agrees for itself that, subject to the conditions that the material terms of the Exchange Offer and Consent Solicitation are consistent with the terms set forth in this Agreement and the schedules attached hereto, and subject to the other terms herein, unless such Consenting Holder shall have transferred all of its Existing Notes pursuant to Paragraph 6, it shall:

     (a) timely and validly tender its Senior Notes and Senior Discount Notes pursuant to the Exchange Offer and to provide its consent in favor of the Proposed Amendments to the Indentures (such tender and consent collectively called the "Consent");

     (b) execute and deliver such other documentation as may be reasonably requested by the Company to evidence the Consent given hereunder; and

     (c) not take any action that would impede, interfere with, delay, postpone or attempt to discourage the Exchange Offer or Consent Solicitation.

     5. Conditions to the Exchange Offer. The obligations of each Party to consummate the transactions contemplated hereby is subject to the satisfaction of each of the following conditions:

     (a) receipt of the consent of the requisite percentage of the holders of each of the Senior Notes and the Senior Discount Notes to the Proposed Amendments, which amendments will not become effective unless the Exchange Offer is consummated;

     (b) at least eighty-five percent (85%) in amount of the sum of (i) the aggregate principal amount of the Senior Notes and (ii) the aggregate accreted value of the Senior Discount Notes (such sum being herein called the "Accreted Amount") being validly tendered and not properly withdrawn;

     (c) the execution of satisfactory documentation with respect to the New Notes;

     (d) the delivery by each of the Loral Entities to the Consenting Holders and/or the indenture trustee for the New Notes of a usual and customary certificate of a responsible officer of such Loral Entity dated as of the closing date which states that all representations and warranties made by such Loral Entity in connection with this agreement and the transactions contemplated hereby and thereby are true and correct in all material respects as of such date, and that such Loral Entity has complied as of such date in all material respects with all of its covenants contemplated hereby and thereby;

     (e) the exchange by LSC of the LSC Note according to the terms set forth on Schedule III hereto; and

     (f) All necessary consents of any person (including without limitation consents from government bodies and authorities) that are required in connection with the Exchange Offer, Consent Solicitation and the transactions contemplated thereby have been obtained.

     6. Restriction on Transfer. Except pursuant to the terms of this Agreement, each of the Consenting Holders hereby agrees for itself that, so long as this Agreement shall remain in effect with respect to such Consenting Holder, such Consenting Holder shall not (i) grant any proxies to any person in connection with the Owned Existing Notes to vote on the Exchange Offer or Consent Solicitation, or (ii) sell, transfer or assign any of the Existing Notes or any option thereon or any right or interest (voting or otherwise) therein, unless the grantee or transferee, as the case may be, agrees in writing to be bound by all the terms of this Agreement by executing a counterpart signature page of this Agreement and the transferor promptly provides the Parties with a copy thereof, in which event the Company, Loral Ltd. and LSC shall be deemed to have acknowledged that their obligations to such Consenting Holder hereunder shall be deemed to constitute obligations in favor of such grantee or transferee.

     7. Acknowledgment. This Agreement is not and shall not be deemed to be a solicitation for consents to the Exchange Offer or Consent Solicitation. The acceptances of the Consenting Holders will not be solicited until the they have received the Solicitation Materials.

     8. Termination of Agreement by a Consenting Holder. A Consenting Holder may terminate its obligations hereunder, which obligations shall upon termination be of no further force and effect, in the event that the Solicitation Materials shall have been amended or modified and such amendment or modification shall constitute, or result in, a modification or amendment of the Solicitation Materials such that, after giving effect to such modification or amendment, the Solicitation Materials contain terms that are different from those provided in this Agreement (including the Schedules attached hereto) and which in the judgment of the

Consenting Holder, materially and adversely affects the treatment or the rights of such Consenting Holder.

     9. Termination of Agreement by Any Party. Any Party may terminate its obligations hereunder, which obligations shall upon termination be of no further force and effect, in the event that:

     (a) the Exchange Offer and Consent Solicitation are not consummated on or prior to December 31, 2001;

     (b) there shall have occurred and be continuing an event which has a material adverse effect on the business, assets, operations, property or condition (financial or otherwise) of the Company or Loral Ltd.; or

     (c) there shall exist or be threatened any action, proceeding, claim or counterclaim by any government or governmental, regulatory or administrative agency or authority or tribunal or any other person, domestic or foreign (other than any action, proceeding, claim or counterclaim by the Party seeking to terminate its obligations hereunder), before any court, authority, agency or tribunal that challenges the Exchange Offer or Consent Solicitation and related transactions contemplated hereby which, if decided adversely to the Company or any other Party, would likely prohibit, prevent, restrict, limit or delay consummation of the Exchange Offer, Consent Solicitation or such related transactions.

     10. Representations and Warranties. The Company, Loral Ltd., LSC and each of the Consenting Holders represents and warrants to each other the following statements as applicable to it, are true, correct and complete as of the date hereof:

     (a) Corporate Power and Authority. Each Party hereto is a corporation, partnership, or limited liability company duly organized, validly existing and in good standing under the laws of its respective state of organization. Each Party hereto has all requisite corporate, partnership, or limited liability company, as applicable, power and authority to execute and deliver this Agreement.

     (b) Authorization. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly and validly authorized by all necessary corporate, partnership or LLC action on its part, and no other proceedings on the part of such Party are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

     (c) Binding Obligation. This Agreement is the legally valid and binding obligation of it, enforceable against it in accordance with its terms.

     (d) No Conflicts. The execution, delivery and performance by it of this Agreement do not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or bylaws or other organizational documents or those of any of its subsidiaries or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party.

     (e) Governmental Consents. The execution, delivery and performance by it of this Agreement does not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, other than the Securities and Exchange Commission.

     (f) Holdings. Each Consenting Holder represents and warrants that, as of the date hereof, (i) such Consenting Holder either (A) is the beneficial owner of the principal amount of Existing Notes set forth below under its signature, or (B) has investment and voting discretion with respect to the principal amount of Existing Notes set forth below under its signature and has the power and authority to bind the beneficial owner of such Existing Notes to the terms of this Agreement (in either case, the "Owned Existing Notes"), (ii) such Consenting Holder has full power and authority to vote and consent to matters concerning the Owned Existing Notes and to exchange, assign and transfer the Owned Existing Notes.

     (g) Qualified Institutional Buyer. Each Consenting Holder represents and warrants that it is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended.

     11. Effectiveness. This Agreement shall be effective and binding upon the execution and delivery, in accordance with Paragraph 17, of this agreement by each of the Company, Loral Ltd., LSC, and Consenting Holders holding at least 49% of the aggregate outstanding principal amount of the Existing Notes.

     12. Further Acquisition of Securities. This Agreement shall in no way be construed to preclude any Party from acquiring additional Existing Notes. However, any such additional Existing Notes so acquired shall automatically be deemed to be Existing Notes and to be subject to the terms of this Agreement.

     13. Amendments. This Agreement may not be modified, amended or supplemented without the prior written consent of all of the Parties.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to any conflicts of law provision which would require the application of the law of any other jurisdiction.

     15. Expenses. The Company will pay (i) the fees and expenses (including the reasonable fees and expenses of counsel) of Loral Ltd. in connection with the negotiation, execution and delivery of this Agreement and the Exchange Offer,
(ii) the fees and expenses of Wachtell, Lipton, Rosen & Katz, counsel to the Consenting Holders, in accordance with the terms of that certain letter agreement between the Company and Wachtell, Lipton, Rosen & Katz dated as of the date hereof, (iii) its own expenses, including investment banking, financial advisory, printing, legal, accounting, solicitation agent, information agent fees and expenses, (iv) expenses incurred to obtain a rating of the New Notes, and (v) the fees and expenses of the indenture trustee for the New Notes; provided that the maximum amount payable by the Company in accordance herewith will not exceed $5,000,000.

     16. Confidentiality. The Consenting Holders agree to be bound by the provisions of Schedule IV attached hereto, which terms are incorporated herein by reference.

     17. Notices. All demands, notices, requests, consents, and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by courier service, messenger, or telecopy at, or if duly deposited in the mails, by certified or registered mail, postage prepaid, return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following Parties:

     if to the Company, to:

          Loral Cyberstar, Inc.
          c/o Loral SpaceCom Corporation
          600 Third Avenue
          New York, NY 10016
          Attention: Avi Katz
          Fax:  (212) 338-5320

          With a copy to:

          Willkie Farr & Gallagher
          787 Seventh Avenue
          New York, New York 10019
          Attention: William E. Hiller, Esq.

          Fax:  212 728-8111

     If to Loral Space & Communications Ltd., to:

          Loral Space & Communications, Ltd.
          c/o Loral SpaceCom Corporation
          600 Third Avenue
          New York, NY 10016
          Attention: Avi Katz
          Fax:  (212) 338-5320

     If to Loral SpaceCom Corporation, to:

          Loral SpaceCom Corporation
          600 Third Avenue
          New York, NY 10016
          Attention: Avi Katz
          Fax:  (212) 338-5320

     if to any Consenting Holder, to such Consenting Holder at the address shown on the applicable signature page hereto, to the attention of the person who has signed this Agreement on behalf of such holder, with a copy to:

          Wachtell, Lipton, Rosen & Katz
          51 W.  52nd Street
          New York, New York 10019-6150
          Attention: Chaim J. Fortgang, Esq.
          cjfortgang@wlrk.com
          Fax:  (212) 403-2000

     18. Further Assurances. Each of the Parties agrees to execute and deliver, or to cause to be executed and delivered, all such instruments, and to take all such action as the other Parties may reasonably request in order to effectuate the intent and purposes of, and to carry out the terms of, this Agreement.

     19. Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

     20. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives.

     21. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof.

     22. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement.

     23. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties hereto and no other person or entity shall be a third-party beneficiary hereof.

     IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.


                              LORAL CYBERSTAR, INC.

                              By: /s/ Richard P. Mastoloni
                                  ------------------------------
                                  Name:  Richard P. Mastoloni
                                  Title: Vice President & Assistant Treasurer


                              LORAL SPACE & COMMUNICATIONS LTD.

                              By: /s/ Richard P. Mastoloni
                                  ------------------------------
                                  Name:  Richard P. Mastoloni
                                  Title: Vice President & Assistant Treasurer


                              LORAL SPACECOM CORPORATION

                              By: /s/ Richard P. Mastoloni
                                  ------------------------------
                                  Name:  Richard P. Mastoloni
                                  Title: Vice President & Assistant Treasurer

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              AIG GLOBAL INVESTMENT CORP.
                              As Investment Manager for Certain Funds &
                              Accounts it Manages

                              By: /s/ Kaye Handley
                                  ------------------------------

                                  Name:  Kaye Handley

                                  Title: Managing Director


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              AMERICAN HIGH-INCOME TRUST:

                              By: /s/ Michael J. Downer
                                  ------------------------
                                  Name:  Michael J. Downer

                                  Title: Secretary, Capital Research and
                                         Management Company, Holder's
                                         investment adviser

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                           Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              THE BOND FUND OF AMERICA, INC.:


                              By: /s/ Michael J. Downer
                                  ------------------------------

                                  Name:  Michael J. Downer

                                  Title: Secretary, Capital Research and
                                         Management Company, Holder's
                                         investment adviser

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                           Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              THE INCOME FUND OF AMERICA, INC.:

                              By: /s/ Michael J. Downer
                                  ------------------------------

                                  Name:  Michael J. Downer

                                  Title: Secretary, Capital Research and
                                         Management Company, Holder's
                                         investment adviser

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              AMERICAN FUNDS INSURANCE SERIES - HIGH YIELD
                              BOND FUND:

                            By: /s/ Michael J. Downer
                                  ------------------------------

                                  Name:  Michael J. Downer

                                  Title: Secretary, Capital Research and
                                         Management Company, Holder's
                                         investment adviser

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                           Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              THE DREYFUS CORPORATION

                              By: /s/ Stephen R. Byers
                                  ------------------------------

                                  Name:  Stephen R. Byers

                                  Title: Vice Chairman and CIO

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                           Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              FEDERATED HIGH INCOME BOND FUND, INC.

                              By: Federated Investment Management Company,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              FEDERATED HIGH YIELD TRUST

                              By: Federated Investment Management Company,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              FEDERATED HIGH INCOME ADVANTAGE FUND

                              By: Federated Investment Counseling,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                           Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              AMERICAN SKANDIA TRUST HIGH YIELD PROTFOLIO

                              By: Federated Investment Counseling,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              FEDERATED HIGH INCOME BOND FUND II OF
                              FEDERATED INSURANCE SERIES

                              By: Federated Investment Management Company,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              VARIABLE INVESTORS SERIES TRUST HIGH
                              INCOME PORTFOLIO

                              By: Federated Investment Counseling,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                           Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              TRAVELERS SERIES TRUST FEDERATED HIGH
                              YIELD PORTFOLIO

                              By: Federated Investment Counseling,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              AMERICAN SKANDIA ADVISORY FUNDS, INC.
                              FEDERATED HIGH YIELD BOND FUND

                              By: Federated Investment Counseling,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              NATIONWIDE SEPARATE ACCOUNT TRUST HIGH
                              INCOME BOND FUND

                              By: Federated Investment Counseling,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                           Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              HIGH YIELD BOND PORTFOLIO OF FEDERATED CORE TRUST

                              By: Federated Investment Management Company,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              OHIO NATIONAL FUND, INC.
                              HIGH INCOME BOND PORTFOLIO

                              By: Federated Investment Counseling,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              FEDERATED CBO, LIMITED

                              By: Federated Investment Counseling,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                           Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              FEDERATED CBO II

                              By: Federated Investment Counseling,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              SUNAMERICA SERIES TRUST CORPORATE BOND PORTFOLIO HIGH YIELD SUBPORTFOLIO

                              By: Federated Investment Counseling,
                                  as attorney-in-fact

                              By: /s/ Kathryn P. Heagy
                                  ------------------------------

                              Name:  Kathryn P. Heagy

                              Title: Assistant Vice President


                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                           Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              FIRST INVESTORS MANAGEMENT CO.

                              By: /s/ Nancy W. Jones
                                  ------------------------------
                                  Name:  Nancy W. Jones
                                  Title: Vice President

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              GOLDEN TREE ASSET MANAGEMENT

                              By: /s/ Steven A. Tananbaum of Golden Tree
                                  --------------------------------------
                                  Name:  Steven A. Tananbaum
                                  Title: President

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              ML CBO IV (CAYMAN) LTD.

                              By: Highland Capital Management, L.P.
                                  as Collateral Manager

                              By: /s/ Mark K. Okada, CFA
                                  ------------------------------

                                  Name:  Mark K. Okada, CFA

                                  Title: Executive Vice President, Highland
                                         Capital Management, L.P.

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              PAMCO CAYMAR LTD.
                              By: Highland Capital Management, L.P.
                                  as Collateral Manager

                              By: /s/ Mark K. Okada, CFA
                                  ------------------------------

                                  Name:  Mark K. Okada, CFA

                                  Title: Executive Vice President, Highland
                                         Capital Management, L.P.

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              PAM CAPITAL FUNDING, L.P.
                              By: Highland Capital Management, L.P.
                                  as Collateral Manager

                              By: /s/ Mark K. Okada, CFA
                                  ------------------------------

                                  Name:  Mark K. Okada, CFA

                                  Title: Executive Vice President, Highland
                                         Capital Management, L.P.

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (E)
                              By: Highland Capital Management, L.P.
                                  as Attorney-in-Fact

                              By: /s/ Todd Travers
                                  ------------------------------

                                  Name:  Todd Travers

                                  Title: Senior Portfolio Manager, Highland
                                         Capital Management, L.P.

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

                              By: /s/ R. Joseph Dougherty
                                  ------------------------------

                                  Name:  R. Joseph Dougherty

                                  Title: Senior Vice President, Secretary

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              LUTHERAN BROTHERHOOD HIGH YIELD FUND*
                              LB SERIES FUND, INC. - HIGH YIELD PORTFOLIO**

                              By: /s/ James M. Walline
                                  ------------------------------

                                  Name:  James M. Walline

                                  Title: Vice President

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $

                              * By Lutheran Brotherhood Research Corp., its Investment Adviser

                              **   By Lutheran Brotherhood, its Investment
                                   Adviser


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              MW POST ADVISORY GROUP, LLC
                              AS MANAGER OF ITS INVESTMENT ACCOUNTS

                              By: /s/ Carl Goldsmith
                                  ------------------------------

                                  Name:  Carl Goldsmith

                                  Title: Manager Director

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              MACKAY SHIELDS LLC ON
                              BEHALF OF FUNDS LT MANAGES

                              By: /s/ Donald F. Morgan
                                  ------------------------------

                                  Name:  Donald F. Morgan

                                  Title: Managing Director

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              GCBS: US HIGH YIELD FUND

                              By: /s/ Robert F. Murray
                                  ------------------------------

                                  Name:  Robert Murray

                                  Title: Vice President

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              ML BOND FUND INC., HIGH INCOME PORTFOLIO

                              By: /s/ Aldona Schwartz
                                  ------------------------------

                                  Name:  Aldona Schwartz

                                  Title: Vice President

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              MASTER US HIGH YIELD TRUST

                              By: /s/ Aldona Schwartz
                                  ------------------------------

                                  Name:  Aldona Schwartz

                                  Title: Vice President

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              CORPORATE HIGH YIELD FUND III, INC.

                              By: /s/ Elizabeth M. Phillips
                                  ------------------------------

                                  Name:  Elizabeth Phillips

                                  Title: Vice President

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              CORPORATE HIGH YIELD FUND II, INC.

                              By: /s/ Elizabeth M. Phillips
                                  ------------------------------

                                  Name:  Elizabeth Phillips

                                  Title: Vice President

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              CORPORATE HIGH YIELD FUND, INC.

                              By: /s/ Elizabeth M. Phillips
                                  ------------------------------

                                  Name:  Elizabeth Phillips

                                  Title: Vice President

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC

                              By: /s/ Raymond Kennedy
                                  ------------------------------

                                  Name:  Raymond Kennedy

                                  Title: Executive Vice President

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              SUN AMERICA ASSET MANAGEMENT

                              By: /s/ John W. Risner
                                  ------------------------------

                                  Name:  John W. Risner

                                  Title: Senior Vice President -
                                         Senior Portfolio Management

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              DRESDNER KLEINWORT WASSERSTEIN -
                              GRANTCHESTER, INC.

                              By: /s/ Ashish Bhutani
                                  ------------------------------

                                  Name:  Ashish Bhutani

                                  Title: CEO, North America

                              Principal Amount of:

                                   Senior Notes:  $

                                   Senior Discount Notes:  $


                          Signature Page To Agreement

CONSENTING HOLDER             NAME OF CONSENTING HOLDER:

                              LEHMAN BROTHERS, INC.

                              By: /s/John Alexander Kirk
                                  ------------------------------

                                  Name:  John Alexander Kirk

                                  Title: Managing Director

                              Principal Amount of:

                                   Senior Notes:

                                   Senior Discount Notes:


                          Signature Page To Agreement

                                   SCHEDULE I

                  Principal Terms of the New Notes and Warrants
                  ---------------------------------------------


1.   Definitions. As used herein, the follows terms have the following meaning:

     (a) "Aggregate Senior Discount Note Amount" as of any date of determination means the aggregate accreted value of the Senior Discount Notes as of October 15, 2001, computed in accordance with the terms thereof, as of such date.

     (b) "Aggregate Senior Note Amount" as of any date of determination means the aggregate unpaid principal amount of the Senior Notes plus accrued and unpaid interest thereon as of October 15, 2001, as of such date.

     (c) "Pro Rata Share" means, as of any date of determination, a share of New Notes or Warrants, as the case may be, equal to the ratio determined as of the closing date of the Exchange Offer of (x) the Tendered Senior Discount Note Amount or Tendered Senior Note Amount, as the case may be, divided by (y) the sum of (i) the Tendered Senior Note Amount plus (ii) the Tendered Senior Discount Note Amount.

     (d) "Tendered Senior Discount Note Amount" as of any date of determination means the accreted value of the Senior Discount Notes as of October 15, 2001 validly tendered and not properly withdrawn, computed in accordance with the terms thereof.

     (e) "Tendered Senior Note Amount" as of any date of determination means the unpaid principal amount of the Senior Notes validly tendered and not properly withdrawn plus accrued and unpaid interest thereon as of October 15, 2001.

2.   New Notes.

     (a) Principal amount: Principal amount of New Notes equal to product of (x) $675,000,000 multiplied by (y) the ratio determined as of the Closing Date of the Exchange Offer of (i) the sum of the Tendered Senior Discount Note Amount plus the Tendered Senior Note Amount divided by (ii) the sum of the Aggregate Senior Discount Note Amount plus the Aggregate Senior Note Amount. Each holder to receive their Pro Rata Share of the New Notes.

     (b) Maturity: July 15, 2006

     (c) Interest Rate: 10% per annum, payable semiannually on January 15 and July 15 of each year in cash, with the first interest payment due July 15, 2002. First interest payment to include all interest that would have accrued on New Notes as if such New Notes had been issued on October 15, 2001 (less any cash interest paid on the Existing Notes after the date hereof, which amount shall offset interest paid to each Existing Note holder having received such cash interest payment).

     (d) Redemption: Optional redemption is permitted (a) at any time upon payment of a make whole premium (using a discount rate of 0.50% plus the rate on treasuries with a comparable maturity) and (b) at any time up to $100 million aggregate principal amount of New Notes solely out of "excess cash flow" at a redemption price equal to 101% of the principal amount of the New Notes being redeemed ("Excess Cash Flow Prepayment").

     (e) Covenants: Covenants to include:

          (i) covenants in Existing Notes but, tighter restrictions on the incurrence of debt and the granting of liens;

          (ii) covenants must be consistent with any limitations relating to refinancing of indebtedness by subsidiaries of Loral Ltd. contained in the Loral Ltd. Indenture relating to its 9 1/2% Senior Notes Due 2006;

          (iii) covenants will permit the Company (i) to use its cash flow to construct or acquire a replacement satellite and (ii) to incur secured indebtedness to construct or acquire a replacement satellite in an amount equal to (x) the amount of any Excess Cash Flow Prepayment actually paid plus (y) the amount of equity proceeds received by the Company after the date of consummation of the Exchange Offer; provided that (1) any such secured indebtedness shall be incurred contemporaneously with the acquisition of such satellite or within 60 days thereafter (or incurred to refinance, renew or replace such indebtedness), (2) such liens secure indebtedness in an amount not in excess of the cost of such satellite, and
     (3) such liens do not extend to any property other than the satellite for which such indebtedness was incurred. Prior to the acquisition of such replacement satellite, the Company shall provide to the Consenting Noteholders or their representatives a written opinion from an independent party qualified in making such determination that the purchase price of the replacement satellite is consistent with then prevailing market prices for comparable satellites.

          (iv) any covenant comparable to Section 4.15 of the Indentures will change the 15 month period referred to therein to 26 months); and

          (v) Covenants to be applicable to the Company and its restricted subsidiaries.

     (f) Guarantee: Usual and customary guarantee of payment by Loral Ltd. Operating and financial covenants in the Guarantee same as provided in the Loral Ltd. 9 1/2% Senior Notes Due 2006.

     (g) Collateral: None but, except as set forth in Item 2(e)(iii) above, the covenants will include a negative pledge with exceptions to be negotiated.

     (h) Registration and Trading: New Notes to be publicly traded (but not listed), and may be traded separately from Warrants. The securities issued in connection with the Exchange Offer shall be registered under the Securities Act of 1933.

     (i) Representations and Warranties: Prior to the commencement of the Exchange Offer, Loral Ltd., Cyberstar and LSC shall each deliver to the Consenting Holders an officer's certificate containing usual and customary representations and warranties (subject to usual and customary carve-outs) including without limitation representations and warranties concerning: corporate standing, valid existence and authorization of the transactions contemplated hereby; existence of all necessary corporate power and authority; all necessary corporate action has been taken; due execution and delivery; the New Notes and each agreement (including without limitation the guaranty) are each valid, legally binding and enforceable in accordance with their respective terms; shares issuable upon exercise of warrants duly authorized and reserved for issuance, and upon issuance to be validly issued, fully paid and non-assessable and not subject to any preemptive or similar rights; compliance with applicable requirements of the federal and state securities laws; no conflicts with existing agreements; no violation of any law, rule or regulation; transactional compliance with all applicable foreign, federal, local or state securities laws, rules and regulations; no consent or authorization required (other than listed exceptions); no material pending or threatened action (other than listed exceptions); New Notes and Guaranty when issued will be duly authorized and when duly executed, will be duly authenticated, issued and delivered.

     (j) Legal Opinion: The registration statement when it becomes effective will include the opinions of counsel for Cyberstar, Loral Ltd. and LSC reasonably acceptable to the Consenting Holders, including without limitation an opinion that each of the New Notes and the agreements (including without limitation the guaranty agreement) are legal, valid and enforceable obligations in accordance with their respective terms, and that there is no conflict between the terms of such New Notes and agreements and each of the Loral Entities' charter, bylaws and public and private funded indebtedness.

3.   Warrants.

     (a) Warrants: Warrants to be five year warrants to purchase up to 6,657,096 common shares of Loral Ltd. (representing as of June 30, 2001, 2% of Loral Ltd.'s outstanding common stock) with an exercise price equal to 110% of the average of the daily volume-weighted average trading prices of the common stock on the New York Stock Exchange as reported by Bloomberg, L.P. for the ten consecutive trading days preceding the second trading day prior to the closing of the Exchange Offer.

     (b) Distribution: Each holder to receive their Pro Rata Share of the Warrants.

     (c) Terms: Warrant Agreement to contain usual and customary anti-dilution provisions.

     (d) Registration and Trading: Warrants to be publicly traded, and may be traded separately from New Notes. The Warrants issued in connection with the Exchange Offer shall be registered under the Securities Act of 1933.

     (e) Representations and Warranties: Same as with respect to New Notes.

     (f) Legal Opinion: Same as with respect to New Notes.

                                   SCHEDULE II

                  Summary of Proposed Amendments to Indentures
                  --------------------------------------------


I. AMENDMENT TO SENIOR NOTES INDENTURE. SECTIONS 4.02 THROUGH 4.10 AND SECTIONS 4.12 THROUGH 4.15, SECTIONS 4.18 AND 4.19, SECTIONS 5.01 AND 5.02 (EXCEPT THEY SHALL BE RETAINED TO THE EXTENT NECESSARY TO REQUIRE THE SUCCESSOR OR TRANSFEREE TO ASSUME THE OBLIGATIONS UNDER THE INDENTURE AND THE SENIOR NOTES AND SHALL RELEASE THE PREDECESSOR PERSON), CLAUSES (C),
     (E), (F), (G), (H) AND (J) OF SECTION 6.01 SHALL BE ELIMINATED AND CONFORMING CHANGES SHALL BE MADE TO THE OTHER PROVISIONS OF THE INDENTURE.

II. AMENDMENT TO SENIOR DISCOUNT NOTES INDENTURE. SECTIONS 4.02 THROUGH 4.10 AND SECTIONS 4.12 THROUGH 4.15, SECTIONS 4.18 AND 4.19, SECTIONS 5.01 AND
     5.02 (EXCEPT THEY SHALL BE RETAINED TO THE EXTENT NECESSARY TO REQUIRE THE SUCCESSOR OR TRANSFEREE TO ASSUME THE OBLIGATIONS UNDER THE INDENTURE AND THE SENIOR DISCOUNT NOTES AND SHALL RELEASE THE PREDECESSOR PERSON), CLAUSES (C), (E), (F), (G), (H) AND (J) OF SECTION 6.01 SHALL BE ELIMINATED AND CONFORMING CHANGES SHALL BE MADE TO THE OTHER PROVISIONS OF THE INDENTURE.

III. EFFECTIVENESS OF AMENDMENTS. AMENDMENTS EFFECTIVE ONLY UPON RECEIPT BY THE INDENTURE TRUSTEE OF REQUISITE CONSENTS AND CONSUMMATION BY THE COMPANY OF THE EXCHANGE OFFER.

                                  SCHEDULE III

Summary of Terms of Consideration to be given in Exchange for Cyberstar/LSC Note
--------------------------------------------------------------------------------


     THE COMPANY WILL PAY IN CASH ALL ACCRUED INTEREST ON THE CYBERSTAR/LSC NOTE THROUGH THE DATE OF CONSUMMATION OF THE EXCHANGE OFFER.

     THE COMPANY WILL TRANSFER TO LSC OR ITS DESIGNEE ALL ASSETS OWNED BY THE COMPANY OR ANY OF ITS SUBSIDIARIES COMPRISING THE "DATA BUSINESS".

     THE COMPANY WILL ISSUE TO LSC NEW SUBORDINATED NOTES (THE "SUBORDINATED NOTES") AS FOLLOWS:

          PRINCIPAL AMOUNT: AN AMOUNT EQUAL TO THE THEN OUTSTANDING PRINCIPAL
               AMOUNT OF THE CYBERSTAR/LSC NOTE LESS $50,000,000 (WHICH PRINCIPAL AMOUNT WILL BE APPROXIMATELY $29,700,000).

          MATURITY: JULY 30, 2006.

          INTEREST RATE: 10% PER ANNUM, PAYABLE SEMIANNUALLY ON JANUARY 30 AND
               JULY 30 OF EACH YEAR, IN KIND, THROUGH MATURITY.

          COVENANTS: TO BE DETERMINED BUT SUBSTANTIALLY SIMILAR TO THOSE OF THE
               NEW NOTES.

          SUBORDINATION: SUBORDINATED TO THE NEW NOTES ON USUAL AND CUSTOMARY
               TERMS.

          COLLATERAL: NONE.

          GUARANTEE: USUAL AND CUSTOMARY GUARANTEE OF PAYMENT BY LORAL LTD.
               OPERATING AND FINANCIAL COVENANTS IN THE GUARANTEE SAME AS PROVIDED IN THE LORAL LTD. 9 1/2% SENIOR NOTES DUE 2006. THE GUARANTEE WILL BE SUBORDINATED TO THE GUARANTEE OF LORAL LTD. OF THE NEW NOTES.

                                   SCHEDULE IV

                           Confidentiality Provisions
                           --------------------------


     All financial and other information regarding Loral Ltd., the Company and its affiliates (whether written or oral) furnished to any Holder ("you") and your Representatives (as defined below), whether prior to, on or following the date hereof, together with analyses, compilations, forecasts, studies or other documents or records prepared by you or your Representatives which contain, are based on or otherwise reflect or are generated in whole or in part from such information, including that stores on any computer, word processor or other similar device, are collectively referred to herein as the "Evaluation Material."

     You hereby agree as follows:

(1) You shall use the Evaluation Material solely for the purpose of evaluating the Exchange Offer and you shall keep the Evaluation Material confidential, except that you may disclose the Evaluation Material or portions thereof to those of your and your funds' directors, officers, employees, affiliates, representatives (including, without limitation, financial advisors, attorneys and accountants) (collectively, the "Representatives") (a) who need to know such information for the purpose of evaluating the Exchange Offer, (b) who are informed by you of the confidential nature of the Evaluation Material and (c) who agree to be bound by the terms of this Agreement as if they were parties hereto. You shall be responsible for any breach of this Agreement by your Representatives. In the event that you or any of your representatives are requested or required (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any of the Evaluation Material, you shall provide Loral Ltd. and the Company with prompt prior written notice of such requirement, you shall furnish only that portion of the Evaluation Material which you are advised by counsel is legally required, and you shall exercise your reasonable best efforts to obtain reliable assurance that confidential treatment will be accorded such Evaluation Material.

(2) If you do not, in accordance with this Agreement, proceed with the Exchange Offer or upon termination of this Agreement, you will promptly inform Loral Ltd. and the Company of that decision and, in that case or at any time upon the request of the Company or Loral Ltd., you and your Representatives shall promptly either return to the Company and Loral Ltd., as appropriate, or destroy all copies of the written Evaluation Material in your or their possession or under your or their custody or control (including that stored in any computer, word processor or similar device) and confirm such destruction to the Company and Loral Ltd. in writing. Notwithstanding anything to the contrary contained in this Agreement, if you are not required, in accordance with this Agreement, to proceed with the Exchange Offer or upon termination of this Agreement, you will continue to hold any Evaluation Material obtained hereunder confidential and you further agree not to use the Evaluation Material for any purpose.

(3) The term "Evaluation Material" does not include any information which (i) at the time of disclosure is generally available to and known by the public (other than as a result of a disclosure by you or by any of the Representatives) or (ii) was available to you or your representatives on a non-confidential basis from a source (other than Loral Ltd., the Company or their representatives) that is not and was not prohibited from disclosing such information to you or your Representatives by a contractual, legal or fiduciary obligation.

(4) You agree that no failure or delay by the Company or Loral Ltd. in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     The Company and Loral Ltd. hereby agree that the terms of this confidentiality agreement shall terminate and no longer be of any force and effect as to the Evaluation Material upon the earlier to occur of (i) the date set forth in Section 1(b) of the Agreement; or (ii) the release to the public of information concerning the principal terms of the Financial Restructuring, whether by press release or commencement of the Exchange Offer or Consent Solicitation.